Exhibit 99.1

AGREEMENT

This Agreement (this “Agreement”) is entered into this 16th day of December, 2003 among Artisoft, Inc., a Delaware corporation (the “Company”), and the Investors set forth on the signature pages affixed hereto (each, an “Investor”; and collectively, the “Investors”).

Recitals

A.            The Company and the Investors are parties to that certain Purchase Agreement dated as of August 8, 2002 (the “Purchase Agreement”) and that certain Registration Rights Agreement dated as of September 27, 2002 (the “Registration Rights Agreement”).

B.            Under the terms of the Registration Rights Agreement, the Company was required to register for resale by the Investors under the Securities Act of 1933, as amended (the “1933 Act”), all of the 317,466 shares (the “2002 Shares”) of the Company’s Common Stock, $0.01 par value per share (the “Common Stock”), issued and sold by the Company to the Investors pursuant to the Purchase Agreement (such 2002 Shares having been adjusted to reflect the Company’s April 2003 one-for-six reverse split of its Common Stock).  The registration statement covering such registration (the “Registration Statement”) was required to be filed with the Securities and Exchange Commission (the “SEC”) by October 27, 2002 (the “Filing Deadline”) and to be declared effective by the SEC by January 25, 2003 (the “Effectiveness Deadline”).

C.            The Company filed the Registration Statement with the SEC on October 25, 2002, and the Registration Statement was declared effective by the SEC on November 6, 2003 (the “Effective Date”).

D.            The Registration Rights Agreement requires the Company to pay to the Investors liquidated damages in the event the Registration Statement was not declared effective by January 25, 2003.  The liquidated damages resulting from the Company’s failure to have the Registration Statement with respect to the 2002 Shares declared effective prior to the Effective Date aggregated to $285,005.70 (the “Liquidated Damages”).  Each Investor’s pro rata portion of the Liquidated Damages is set forth beside its name on Schedule I appended hereto.

E.             The parties hereto desire to provide for the payment of the Liquidated Damages to be in the form of the issuance by the Company to the Investors of an aggregate of 82,610 shares of Common Stock (the “Shares”) and warrants to purchase an aggregate of 82,610 shares of Common Stock in the form appended hereto as Annex A (the “Warrants”; and together with the Shares, the “Securities”), as provided herein, and not in the form of cash.

NOW THEREFORE, in consideration of the foregoing and the mutual promises made herein and for other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the parties hereto agree as follows:

1.             Payment of Liquidated Damages.  As payment in full to each Investor of such Investor’s pro rata portion of the Liquidated Damages, and in lieu of any other form of payment

(including, without limitation, cash) therefor, the Company shall issue to such Investor (i) the number of duly authorized, validly issued, fully paid and non-assessable Shares and (ii) a Warrant to purchase the number of duly authorized, validly issued, fully paid and non-assessable shares of Common Stock (“Warrant Shares”) at a per share exercise price equal to $4.00 and an Expiration Date (as defined therein) of September 30, 2008, in each case, as set forth beside such Investor’s name on Schedule I appended hereto.  The Company shall have no obligation to pay the Liquidated Damages other than to issue and sell to the Investors the Securities pursuant to this Agreement, and, upon such issuance and sale, the Company’s obligation to pay the Liquidation Damages will be settled and extinguished in full.  Each of the Investors acknowledges and agrees that the Company’s payment of the Liquidated Damages as contemplated by this Agreement shall constitute payment in full of all liquidated damages (including, without limitation, the Liquidated Damages) to which the Investors may be entitled under the Registration Rights Agreement by reason of any failure by the Company to perform or any breach by the Company of its obligations under the Registration Rights Agreement occurring prior to the date hereof.  Nothing in this Section 1 shall alter, amend or modify the Company’s other obligations under the Registration Rights Agreement, all of which shall remain in full force and effect.

2.             Delivery of Securities.  The Company shall deliver to each Investor certificates representing the Securities issued and sold to such Investor pursuant to this Agreement, registered in the name of such Investor, within 20 calendar days of the date hereof to the following address:

Special Situations Funds
153 E. 53rd Street
New York, NY  10022
Attention:  Marianne Hicks

3.             Registration of Shares, Warrant Shares and Additional Warrant Shares.  The provisions of the Registration Rights Agreement shall apply to the registration of the Shares and the Warrant Shares, mutatis mutandis; provided, however, that the Filing Deadline with respect thereto shall be the date, if any, 90 days after the date the Company becomes eligible to use Form S-3 to register the Shares and the Warrant Shares for resale by the Investors (the “S-3 Eligibility Date”), and the Effectiveness Deadline with respect thereto shall be the date, if any, 90 days after the S-3 Eligibility Date.  Notwithstanding the foregoing, the Company shall have no obligation to register any offer, sale or other disposition or transfer of any Shares or Warrant Shares unless the Company is, at the time of the filing of the registration statement with respect to such registration, eligible to use Form S-3 to register such Shares and Warrant Shares for resale by the Investors.

4.             Investment Representations.  Each of the Investors hereby, severally and not jointly, represents and warrants to the Company as follows:

(a)           The Securities to be received by the Investor hereunder will be acquired for the Investor’s own account, not as nominee or agent, and not with a view to the resale or distribution of any part thereof in violation of the 1933 Act, and the Investor has no present intention of selling, granting any participation in, or otherwise distributing the same in violation

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of the 1933 Act.  The Investor is not a registered broker dealer or an entity engaged in the business of being a broker dealer.

(b)           The Investor acknowledges that it can bear the economic risk and complete loss of its investment in the Securities and has such knowledge and experience in financial or business matters that it is capable of evaluating the merits and risks of the investment contemplated hereby.

(c)           The Investor has had an opportunity to receive documents related to the Company and to ask questions of and receive answers from the Company regarding the Company, its business and the terms and conditions of the offering of the Securities.  The Investor has reviewed the Company’s filings with SEC, including, without limitation, the Company’s Annual Report on Form 10-K for the fiscal year ended June 30, 2003 and all of the Company’s subsequent filings with the SEC.

(d)           The Investor understands that the Securities are characterized as “restricted securities” under the U.S. federal securities laws inasmuch as they are being acquired from the Company in a transaction not involving a public offering and that under such laws and applicable regulations such securities may be resold without registration under the 1933 Act only in certain limited circumstances.

(e)           A legend substantially in the following form will be placed on the certificates representing the Securities and the Warrant Shares:

“The securities represented hereby may not be transferred unless (i) such securities have been registered for sale pursuant to the Securities Act of 1933, as amended, (ii) such securities may be sold pursuant to Rule 144(k), or (iii) the Company has received an opinion of counsel satisfactory to it that such transfer may lawfully be made without registration under the Securities Act of 1933 or qualification under applicable state securities laws.”

(f)            Upon the earlier of (i) registration of the Shares and the Warrant Shares (the “Registrable Securities”) for sale pursuant to the Registration Rights Agreement or (ii) Rule 144(k) becoming available with respect to the Securities issued pursuant to this Agreement or the Warrant Shares, as applicable, the Company shall, upon an Investor’s written request (which in the case of clause (i) shall be accompanied by a written certification by the Investor that (A) the Investor has a present intention to dispose of Registrable Securities covered by such Registration Statement pursuant to the Plan of Distribution included in a currently available final prospectus related thereto, and (B) the Investor will comply with the prospectus delivery requirements applicable to such disposition, and which, in the case of clause (ii), shall be accompanied by such reasonable and appropriate customary representations as may be reasonably requested by the Company), promptly cause certificates evidencing such Securities and/or Registrable Securities, as applicable, to be replaced with certificates which do not bear such restrictive legends, and all Warrant Shares subsequently issued in respect of such Warrants shall not bear such restrictive legends provided the provisions of either clause (i) or clause (ii) above, as applicable, are satisfied with respect to such Warrant Shares.  When the Company is required to cause

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unlegended certificates to replace previously issued legended certificates, if unlegended certificates are not delivered to an Investor within ten (10) business days of submission by that Investor of legended stock certificate(s) to the Company’s transfer agent together with a representation letter in customary form, the Company shall be liable to the Investor for a penalty equal to 1% of the aggregate purchase price of the Securities or Warrant Shares, as applicable, evidenced by such certificate(s) for each thirty (30) day period (or portion thereof) beyond such ten (10) days that the unlegended certificates have not been so delivered.

(g)           The Investor is an accredited investor as defined in Rule 501(a) of Regulation D, as amended, under the 1933 Act.

(h)           The Investor did not learn of the investment in the Securities as a result of any public advertising or general solicitation.

5.             Counterparts; Faxes.  This Agreement may be executed in two or more counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument.  This Agreement may also be executed via facsimile, which shall be deemed an original.

6.             Applicable Law.  This Agreement shall be governed by, and construed in accordance with, the laws of the State of Delaware without regard to principles of conflicts of laws.

*   *   *   *   *

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IN WITNESS WHEREOF, the parties hereto have executed this Agreement as of the date first above written.

THE COMPANY:

ARTISOFT, INC.

By:	/s/ Duncan G. Perry
Name: Duncan G. Perry
Title: Chief Financial Officer

THE INVESTORS:

SPECIAL SITUATIONS FUND III, L.P.

By:	/s/ Austin Marxe
Name: Austin Marxe
Title: General Partner

SPECIAL SITUATIONS CAYMAN FUND, L.P.

By:	/s/ Austin Marxe
Name: Austin Marxe
Title: General Partner

SPECIAL SITUATIONS PRIVATE EQUITY FUND, L.P.

By:	/s/ Austin Marxe
Name: Austin Marxe
Title: General Partner

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SPECIAL SITUATIONS TECHNOLOGY FUND II, L.P.

By:	/s/ Austin Marxe
Name: Austin Marxe
Title: General Partner

SPECIAL SITUATIONS TECHNOLOGY FUND, L.P.

By:	/s/ Austin Marxe
Name: Austin Marxe
Title: General Partner

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SCHEDULE I

Investors

Investor	Pro Rata Portion of Liquidated Damages	Shares	Shares of Common Stock Subject to Warrant

Special Situations Fund III, L.P.	$154,712.24	44,842	44,842

Special Situations Cayman Fund, L.P.	$51,575.74	14,952	14,952

Special Situations Private Equity Fund, L.P.	$51,575.74	14,952	14,952

Special Situations Technology Fund II, L.P.	$4,443.14	1,288	1,288

Special Situations Technology Fund, L.P.	$22,698.84	6,576	6,576

Total	$285,005.70	82,610	82,610

ANNEX A

Form of Warrant

THIS WARRANT HAS NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED, OR THE SECURITIES LAWS OF ANY STATE AND MAY NOT BE SOLD, TRANSFERRED OR OTHERWISE DISPOSED OF EXCEPT PURSUANT TO AN EFFECTIVE REGISTRATION STATEMENT OR EXEMPTION FROM REGISTRATION UNDER THE FOREGOING LAWS.

SUBJECT TO THE PROVISIONS OF SECTION 10 HEREOF, THIS WARRANT SHALL BE VOID AFTER 5:00 P.M. EASTERN TIME ON DECEMBER 16, 2008 (the “EXPIRATION DATE”).

No. 2003-SSF-

ARTISOFT, INC.

WARRANT TO PURCHASE                  SHARES OF
COMMON STOCK, $0.01 PAR VALUE PER SHARE

For VALUE RECEIVED, [                                    ] (“Warrantholder”), is entitled to purchase, subject to the provisions of this Warrant, from Artisoft, Inc., a Delaware corporation (“Company”), at any time not later than 5:00 P.M., Eastern time, on the Expiration Date, at an exercise price per share equal to $4.00 (the exercise price in effect being herein called the “Warrant Price”),                                   shares (“Warrant Shares”) of Common Stock (as defined below).  The number of Warrant Shares purchasable upon exercise of this Warrant and the Warrant Price shall be subject to adjustment from time to time as described herein.  As used herein, “Common Stock” means the common stock, $0.01 par value per share, of the Company, and any capital stock of any class of the Company hereafter authorized that shall not be entitled to a fixed sum in respect of the rights of the holders thereof to participate in dividends or in the distribution of assets upon the voluntary or involuntary liquidation, dissolution or winding up of the Company.

This Warrant has been issued pursuant to that certain Agreement (the “Agreement”) dated December 15, 2003 among the Company and the Investors party thereto.

Section 1.                                            Registration.  The Company shall maintain books for the transfer and registration of the Warrant.  Upon the initial issuance of the Warrant, the Company shall issue and register the Warrant in the name of the Warrantholder.

Section 2.                                            Transfers.  As provided herein, this Warrant may be transferred only pursuant to a registration statement filed under the Securities Act of 1933, as amended (“Securities Act”), or an exemption from such registration.  Subject to such restrictions, the Company shall transfer this Warrant from time to time upon the books to be maintained by the Company for that purpose, upon surrender thereof for transfer properly endorsed or  accompanied by appropriate instructions for transfer and such other documents as may be reasonably required by the Company to establish that such transfer is being made in accordance with the terms hereof, and a new Warrant shall be issued to the transferee and the surrendered Warrant shall be canceled by the Company.

Section 3.                                            Exercise of Warrant.  Subject to the provisions hereof, the Warrantholder may exercise this Warrant in whole or in part at any time upon surrender of the Warrant, together with delivery of the duly executed Warrant exercise form attached hereto as Appendix A (the “Exercise Agreement”) and payment by cash, certified check or wire transfer of funds (or by cash-less exercise as provided below) for the Warrant Price for that number of Warrant Shares then being purchased, to the Company during normal business hours on any business day at the Company’s principal executive offices (or such other office or agency of the Company as it may designate by notice to the holder hereof).  The Warrant Shares so purchased shall be deemed to be issued to the holder hereof or such holder’s designee, as the record owner of such shares, as of the close of business on the date on which this Warrant shall have been surrendered (or evidence of loss, theft or destruction thereof and security or indemnity satisfactory to the Company), the Warrant Price shall have been paid, the completed Exercise Agreement shall have been delivered and, in the case of any transfer of Warrant Shares effected at the time of such exercise, an appropriately executed stock power and a certificate containing such reasonable and appropriate customary representations as may be reasonably requested by the Company shall have been delivered to the Company.  Certificates for the Warrant Shares so purchased, representing the aggregate number of shares specified in the Exercise Agreement, shall be delivered to the holder hereof within a reasonable time, not exceeding three (3) business days, after this Warrant shall have been so exercised.  The certificates so delivered shall be in such denominations as may be requested by the holder hereof and shall be registered in the name of such holder or, subject to compliance with applicable law, such other name as shall be designated by such holder.  If this Warrant shall have been exercised only in part, then, unless this Warrant has expired, the Company shall, at its expense, at the time of delivery of such certificates, deliver to the holder a new Warrant representing the number of shares with respect to which this Warrant shall not then have been exercised.

Each exercise hereof shall constitute the re-affirmation by the Warrantholder that the representations and warranties contained in Section 4 of the Agreement are true and correct in all material respects with respect to the Warrantholder as of the time of such exercise.

Section 4.                                            Compliance with the Securities Act of 1933. The Company may cause the legend set forth on the first page of this Warrant to be set forth on each Warrant or similar legend on any security issued or issuable upon exercise of this Warrant, unless counsel for the Company is of the opinion as to any such security that such legend is unnecessary.

Section 5.                                            Payment of Taxes.  The Company will pay any documentary stamp taxes attributable to the initial issuance of Warrant Shares issuable upon the exercise of the Warrant; provided, however, that the Company shall not be required to pay any tax or taxes which may be payable in respect of any transfer involved in the issuance or delivery of any certificates for Warrant Shares in a name other than that of the registered holder of this Warrant in respect of which such shares are issued, and in such case, the Company shall not be required to issue or deliver any certificate for Warrant Shares or any Warrant until the person requesting the same has paid to the Company the amount of such tax or has established to the Company’s reasonable satisfaction that such tax has been paid.  The holder shall be responsible for income and gift taxes due under federal, state or other law, if any such tax is due.

Section 6.                                            Mutilated or Missing Warrants.  In case this Warrant shall be mutilated, lost, stolen, or destroyed, the Company shall issue in exchange and substitution of and upon cancellation of the mutilated Warrant, or in lieu of and substitution for the Warrant lost, stolen or destroyed, a new Warrant of like tenor and for the purchase of a like number of Warrant Shares, but only upon receipt of evidence reasonably satisfactory to the Company of such loss, theft or destruction of the Warrant, and with respect to a lost, stolen or destroyed Warrant, reasonable indemnity or bond with respect thereto, if requested by the Company.

Section 7.                                            Reservation of Common Stock.  The Company hereby represents and warrants that there have been reserved, and the Company shall at all applicable times keep reserved until issued (if necessary) as contemplated by this Section 7, out of the authorized and unissued Common Stock, sufficient shares to provide for the exercise of the rights of purchase represented by the Warrant in compliance with its terms.  The Company agrees that all Warrant Shares issued upon exercise of the Warrant shall be, at the time of delivery of the certificates for such Warrant Shares upon payment in full of the Exercise Price therefor in accordance with the terms of this Warrant, duly authorized, validly issued, fully paid and non-assessable shares of Common Stock of the Company.

Section 8.                                            Adjustments.  Subject and pursuant to the provisions of this Section 8, the Warrant Price and number of Warrant Shares subject to this Warrant shall be subject to adjustment from time to time as set forth hereinafter.

(a)                                 If the Company shall at any time or from time to time while the Warrant is outstanding, pay a dividend or make a distribution on its Common Stock in shares of Common Stock, subdivide its outstanding shares of Common Stock into a greater number of shares or combine its outstanding shares of Common Stock into a smaller number of shares or issue by reclassification of its outstanding shares of Common Stock any shares of its capital stock (including any such reclassification in connection with a consolidation or merger in which the Company is the continuing corporation), then the number of Warrant Shares purchasable upon exercise of the Warrant and the Warrant Price in effect immediately prior to the date upon which such change shall become effective, shall be adjusted by the Company so that the Warrantholder thereafter exercising the Warrant shall be entitled to receive the number of shares of Common Stock or other capital stock which the Warrantholder would have received if the Warrant had been exercised immediately prior to such event upon payment of a Warrant Price that has been adjusted to reflect a fair allocation of the economics of such event to the Warrantholder.  Such adjustments shall be made successively whenever any event listed above shall occur.

(b)                                 If any capital reorganization, reclassification of the capital stock of the Company, consolidation or merger of the Company with another corporation in which the Company is not the survivor, or sale, transfer or other disposition of all or substantially all of the Company’s assets to another corporation shall be effected, then, as a condition of such reorganization, reclassification, consolidation, merger, sale, transfer or other disposition, lawful and adequate provision shall be made whereby each Warrantholder shall thereafter have the right to purchase and receive upon the basis and upon the terms and conditions herein specified and in lieu of the Warrant Shares immediately theretofore issuable upon exercise of the Warrant, such shares of stock, securities or assets as would have been issuable or payable with respect to or in exchange for a number of Warrant Shares equal to the number of Warrant Shares immediately theretofore issuable upon exercise of the Warrant, had such reorganization, reclassification, consolidation, merger, sale, transfer or other disposition not taken place, and in any such case appropriate provision shall be made with respect to the rights and interests of each Warrantholder to the end that the provisions hereof (including, without limitation, provision for adjustment of the Warrant Price) shall thereafter be applicable, as nearly equivalent as may be practicable in relation to any shares of stock, securities or properties thereafter deliverable upon the exercise thereof.  The Company shall not effect any such consolidation, merger, sale, transfer or other disposition without the consent of the Warrantholder unless prior to or simultaneously with the consummation thereof the successor corporation (if other than the Company) resulting from such consolidation or merger, or the corporation purchasing or otherwise acquiring such assets or other appropriate corporation or entity shall assume the obligation to deliver to the holder of the Warrant such shares of stock, securities or assets as, in accordance with the foregoing provisions, such holder may be entitled to purchase, and the other obligations under this Warrant.  The provisions of this paragraph (b) shall similarly apply to successive reorganizations, reclassifications, consolidations, mergers, sales, transfers or other dispositions.

(c)                                  In case the Company shall fix a payment date for the making of a distribution to all holders of Common Stock (including any such distribution made in connection with a consolidation or merger in which the Company is the continuing corporation) of evidences of indebtedness or assets (other than cash dividends or cash distributions payable out of consolidated earnings or earned surplus or dividends or distributions referred to in Section 8(a)), or subscription rights or warrants, the Warrant Price to be in effect after such payment date shall be determined by multiplying the Warrant Price in effect immediately prior to such payment date by a fraction, the numerator of which shall be the total number of shares of Common Stock outstanding multiplied by the Market Price per share of Common Stock (as defined below), less the fair market value (as determined by the Company’s Board of Directors in good faith) of said assets or evidences of indebtedness so distributed, or of such subscription rights or warrants, and the denominator of which shall be the total number of shares of Common Stock outstanding multiplied by such Market Price per share of Common Stock.  “Market Price” as of a particular date (the “Valuation Date”) shall mean the following: (a) if the Common Stock is then listed on a national stock exchange, the closing sale price of one share of Common Stock on such exchange on the last trading day prior to the Valuation Date; (b) if the Common Stock is then quoted on

Nasdaq, the closing sale price of one share of Common Stock on Nasdaq on the last trading day prior to the Valuation Date or, if no such closing sale price is available, the average of the high bid and the low sales price quoted on Nasdaq on the last trading day prior to the Valuation Date; or (c) if the Common Stock is not then listed on a national stock exchange or quoted on Nasdaq, the Fair Market Value of one share of Common Stock as of the Valuation Date, shall be determined in good faith by the Board of Directors of the Company and the Warrantholder.  The Board of Directors of the Company shall respond promptly, in writing, to an inquiry by the Warrantholder prior to the exercise hereunder as to the Market Value of a share of Common Stock as determined by the Board of Directors of the Company.  In the event that the Board of Directors of the Company and the Warrantholder are unable to agree upon the Market Value in respect of subpart (c) hereof, the Company and the Warrantholder shall jointly select an appraiser, who is experienced in such matters.  The decision of such appraiser shall be final and conclusive, and the cost of such appraiser shall be borne evenly by the Company and the Warrantholder.  Such adjustment shall be made successively whenever such a payment date is fixed.

(d)                                 For the term of this Warrant, in addition to the provisions contained above, the Warrant Price shall be subject to adjustment as provided below. An adjustment to the Warrant Price shall become effective immediately after the payment date in the case of each dividend or distribution and immediately after the effective date of each other event which requires an adjustment.

(e)                                  In the event that, as a result of an adjustment made pursuant to this Section 8, the holder of this Warrant shall become entitled to receive any shares of capital stock of the Company other than shares of Common Stock, the number of such other shares so receivable upon exercise of this Warrant shall be subject thereafter to adjustment from time to time in a manner and on terms as nearly equivalent as practicable to the provisions with respect to the Warrant Shares contained in this Warrant.

Section 9.                                            Fractional Interest.  The Company shall not be required to issue fractions of Warrant Shares upon the exercise of the Warrant.  If any fractional share of Common Stock would, except for the provisions of the first sentence of this Section 9, be delivered upon such exercise, the Company, in lieu of delivering such fractional share, shall pay to the exercising holder of this Warrant an amount in cash equal to the current Fair Market Value of such fractional share of Common Stock.  As used in this Warrant, “Fair Market Value” of a share of Common Stock as of a particular date (the “Valuation Date”) shall mean the following: (a) if the Common Stock is then listed on a national stock exchange, the closing sale price of one share of Common Stock on such exchange on the last trading day prior to the Valuation Date; (b) if the Common Stock is then quoted on Nasdaq, the closing sale price of one share of Common Stock on Nasdaq on the last trading day prior to the Valuation Date or, if no such closing sale price is available, the average of the high bid and the low sales price quoted on Nasdaq on the last trading day prior to the Valuation Date; or (c) if the Common Stock is not then listed on a national stock exchange or quoted on Nasdaq, the Fair Market Value of one share of Common Stock as of the Valuation Date, shall be determined in good faith by the Board of Directors of the Company and the Warrantholder.  The Board of Directors of the Company shall respond promptly, in writing, to an inquiry by the Warrantholder prior to the exercise hereunder as to the Fair Market Value of a share of Common Stock as determined by the Board of Directors of the Company.  In the event that the Board of Directors of the Company and the Warrantholder are unable to agree upon the Fair Market Value in respect of subpart (c) hereof, the Company and the Warrantholder shall jointly select an appraiser, who is experienced in such matters.  The decision of such appraiser shall be final and conclusive, and the cost of such appraiser shall be borne evenly by the Company and the Warrantholder.

Section 10.                                      Extension of Expiration Date.  If the Company is required to file a Registration Statement covering Warrant Shares pursuant to Section 3 of the Agreement and either (i) the Company fails to cause such Registration Statement to be declared effective prior to the Effectiveness Deadline set forth in the Agreement or (ii) if any of the events specified in clause (B) of Section 2(c)(i) of the Registration Rights Agreement dated as of September  27, 2002 among the Company and the Investors named therein (the “Registration Rights Agreement”) occurs and the Blackout Period (as defined in the Registration Rights Agreement), whether alone, or in combination with any other Blackout Period, continues for more than 60 days in any 12 month period, or for more than a total of 90 days, then the Expiration Date of this Warrant shall be extended one day for each day beyond the Effectiveness Deadline or the 60-day or 90-day limits, as the case may be, that the failure to be declared effective or the Blackout Period, as the case may be, continues.

Section 11.                                      Benefits.  Nothing in this Warrant shall be construed to give any person, firm or corporation (other than the Company and the Warrantholder) any legal or equitable right, remedy or claim, it being agreed that this Warrant shall be for the sole and exclusive benefit of the Company and the Warrantholder.

Section 12.                                      Notices to Warrantholder.  Upon the happening of any event requiring an adjustment of the Warrant Price, the Company shall promptly give written notice thereof to the Warrantholder at the address appearing in the records of the Company, stating the adjusted Warrant Price and the adjusted number of Warrant Shares resulting from such event and setting forth in reasonable detail the method of calculation and the facts upon which such calculation is based.  Failure to give such notice to the Warrantholder or any defect therein shall not affect the legality or validity of the subject adjustment.

Section 13.                                      Identity of Transfer Agent.  The Transfer Agent for the Common Stock is ComputerShare Investor Services.  Upon the appointment of any subsequent transfer agent for the Common Stock or other shares of the Company’s capital stock issuable upon the exercise of the rights of purchase represented by the Warrant, the Company will mail to the Warrantholder a statement setting forth the name and address of such transfer agent.

Section 14.                                      Notices.  Unless otherwise provided, any notice required or permitted under this Warrant shall be given in writing and shall be deemed effectively given as hereinafter described (i) if given by personal delivery, then such notice shall be deemed given upon such delivery, (ii) if given by telex or telecopier, then such notice shall be deemed given upon receipt of confirmation of complete transmittal, (iii) if given by mail, then such notice shall be deemed given upon the earlier of (A) receipt of such notice by the recipient or (B) three days after such notice is deposited in first class mail, postage prepaid, and (iv) if given by an internationally recognized overnight air courier, then such notice shall be deemed given one day after delivery to such carrier.  All notices shall be addressed as follows: (i) if to the Warrantholder, at its address as set forth in the Company’s books and records and, if to the Company, at the address as follows, or at such other address as the Warrantholder or the Company may designate by ten days’ advance written notice to the other:

If to the Company:

Artisoft, Inc.
5 Cambridge Center
Cambridge, Massachusetts 02142
Attn:	President
Fax:	(617) 354-3564

With a copy to:

Hale and Dorr LLP
60 State Street
Boston, Massachusetts 02109
Attn:	Peter B. Tarr, Esq.
Fax:	(617) 526-5000

Section 15.                                      Registration Rights.  The initial holder of this Warrant may be entitled to the benefit of certain registration rights in respect of the Warrant Shares as provided in the Agreement and the Registration Rights Agreement, and any subsequent holder hereof may be entitled to such rights.

Section 16.                                      Successors.  All the covenants and provisions hereof by or for the benefit of the Warrantholder shall bind and inure to the benefit of its respective successors and assigns hereunder.

Section 17.                                      Governing Law.  This Warrant shall be governed by, and construed in accordance with, the internal laws of the State of Delaware, without reference to the choice of law provisions thereof.

Section 18.                                      Cashless Exercise.

Net Issue Election.  Notwithstanding any other provision contained herein to the contrary, if the Warrant Shares may not be freely sold to the public for any reason (including, but not limited to, the failure of the Company to have effected the registration of the Warrant Shares or to have a current prospectus available for delivery or otherwise, but excluding the inability of the Warrantholder to sell the Warrant Shares due to market conditions), the Warrantholder may elect to receive, without the payment by the Warrantholder of the aggregate Warrant Price in respect of the shares of Common Stock to be acquired, shares of Common Stock equal to the value of this Warrant or any portion hereof by the surrender of this Warrant (or such portion of this Warrant being so exercised) together with the Net Issue Election Notice annexed hereto as Appendix B duly executed, at the office of the Company.  Thereupon, the Company shall issue to the Warrantholder such number of fully paid, validly issued and nonassessable shares of Common Stock as is computed using the following formula:

X = Y (A - B)
A

where

X =     the number of shares of Common Stock which the Warrantholder has then requested be issued to the Warrantholder;

Y =     the total number of shares of Common Stock covered by this Warrant which the Warrantholder has surrendered at such time for cash-less exercise (including both shares to be issued to the Warrantholder and shares to be canceled as payment therefor);

A =     the “Fair Market Value” of one share of Common Stock as at the time the net issue election is made; and

B =     the Warrant Price in effect under this Warrant at the time the net issue election is made.

Section 19.                                      No Rights as Stockholder.  Prior to the exercise of this Warrant, the Warrantholder shall not have or exercise any rights as a stockholder of the Company by virtue of its ownership of this Warrant.

Section 20.                                      Amendment; Waiver.  This Warrant is one of a series of Warrants of like tenor issued by the Company pursuant to the Agreement, except as to the number of shares of Common Stock subject thereto, and initially covering an aggregate of 82,610 shares of Common Stock (collectively, the “Company Warrants”).  Any term of this Warrant may be amended or waived (including the adjustment provisions included in Section 8 of this Warrant) upon the written consent of the Company and he holders of Company Warrants representing at least 50%

of the number of shares of Common Stock then subject to outstanding Company Warrants; provided, that (y) any such amendment or waiver must apply to all Company Warrants; and (z) the number of Warrant Shares subject to this Warrant, the Warrant Price and the expiration date of this Warrant may not be amended, and the right to exercise this Warrant may not be altered or waived, without the written consent of the Warrantholder.

Section 21.                                      Section Headings.  The section heading in this Warrant are for the convenience of the Company and the Warrantholder and in no way alter, modify, amend, limit or restrict the provisions hereof.

* * * * *

IN WITNESS WHEREOF, Artisoft, Inc. has caused this Warrant to be duly executed, as of the 16th day of December, 2003.

ARTISOFT, INC.

By:
Name:
Title:

APPENDIX A
Artisoft, Inc.
WARRANT EXERCISE FORM

To: Artisoft, Inc.

The undersigned hereby irrevocably elects to exercise the right of purchase represented by the within Warrant (“Warrant”) for, and to purchase thereunder by the payment of the Warrant Price and surrender of the Warrant,                             shares of Common Stock (“Warrant Shares”) provided for therein, and requests that certificates for the Warrant Shares be issued as follows:

Name

Address

Federal Tax ID or Social Security No.

and delivered by	€ certified mail to the above address, or

€ electronically (provide DWAC
Instructions: ), or

€ other (specify: ).

and, if the number of Warrant Shares shall not be all the Warrant Shares purchasable upon exercise of the Warrant, that a new Warrant for the balance of the Warrant Shares purchasable upon exercise of this Warrant be registered in the name of the undersigned Warrantholder or the undersigned’s Assignee as below indicated and delivered to the address stated below.

By exercising the rights represented by this Warrant, the undersigned hereby certifies that, as of the date of exercise of this Warrant, the representations and warranties contained in Section 4 of the Agreement are true and correct in all material respects with respect to the undersigned.

Dated: ,

Note: The signature must correspond with
Signature:
the name of the registered holder as written on the first page of the Warrant in every

particular, without alteration or enlargement	Name (please print)
or any change whatever, unless the Warrant
has been assigned.

Address

Federal Identification or
Social Security No.

Assignee:

APPENDIX B

Net Issue Election Notice

To: Artisoft, Inc.

Date:

The undersigned hereby elects under Section 18 of this Warrant to surrender the right to purchase                                shares of Common Stock pursuant to this Warrant and hereby requests the issuance of                                   shares of Common Stock.  The certificate(s) for the shares issuable upon such net issue election shall be issued in the name of the undersigned or as otherwise indicated below.

Signature

Name for Registration

Mailing Address

AMENDMENT NO. 1 TO AGREEMENT

This Amendment (this “Amendment”) to that certain Agreement (the “Agreement”) dated December 16, 2003 among Artisoft, Inc., a Delaware corporation (the “Company”), and the Investors named therein is entered into this 23rd day of January, 2004 among the Company and the Investors set forth on the signature pages affixed hereto (each, an “Investor”; and collectively, the “Investors”).

Recitals

A.            Schedule I to the Agreement misallocated the pro rata portion of the Liquidated Damages, the number of Shares and the number of Warrant Shares applicable to Special Situations Technology Fund, L.P. (“SSF Tech I”) and Special Situations Technology Fund II, L.P. (“SSF Tech II); and together with SSF Tech I, the “SSF Tech Investors”).

B.            The parties to this Amendment represent all of the parties to the Agreement, and each of the parties to this Amendment desires to amend the Agreement as provided in this Amendment.

C.            Capitalized terms used and not otherwise defined in this Amendment shall have the respective meanings ascribed to them in the Agreement.

NOW THEREFORE, in consideration of the foregoing and the mutual promises made herein and for other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the parties hereto agree as follows:

1.             Schedule I.  Schedule I to the Agreement is hereby amended, restated and replaced in its entirety by the Schedule I appended hereto as Annex A.

2.             Cancellation of Securities.  Promptly following the date hereof, the SSF Tech Investors shall return to the Company at its principal offices for cancellation (i) Stock Certificates No. A 11402 and No. A 11403, representing 6,576 Shares and 1,288 Shares, respectively, and each dated December 16, 2003 (the “SSF Tech Certificates”); and (ii) Warrants No. 2003-SSF-5 and No. 2003-SSF-4, for the purchase of 6,576 Warrant Shares and 1,288 Warrant Shares, respectively, and each dated December 16, 2003 (the “SSF Tech Warrants”; and together with the SSF Tech Certificates, the “SSF Tech Securities”).

3.             Delivery of Securities.  In replacement of the SSF Tech Securities and consistent with the Schedule I appended hereto as Annex A, the Company, as promptly as practicable after the Company’s receipt of the SSF Tech Securities in accordance with Section 2 of this Amendment, shall cause to be delivered to the SSF Tech Investors (i) a certificate representing 1,288 Shares registered in the name of SSF Tech I, (ii) a Warrant for the purchase of 1,288 Warrant Shares registered in the name of SSF Tech I, (iii) a certificate representing 6,576 Shares registered in the name of SSF Tech II and (iv) a Warrant for the purchase of 6,576 Warrant Shares registered in the name of SSF Tech II, each dated December 16, 2003 (such securities, the

“Replacement Securities”).  The Replacement Securities shall be so delivered to the following address:

Special Situations Funds
153 E. 53rd Street
New York, NY  10022
Attention:  Marianne Hicks

4.             Investment Representations.  Each of the SSF Tech Investors acknowledges and agrees that the representations and warranties of such SSF Tech Investor made by it in Section 4 of the Agreement apply with full force and effect to the Replacement Securities and that a legend substantially in the following form will be placed on the Replacement Securities:

“The securities represented hereby may not be transferred unless (i) such securities have been registered for sale pursuant to the Securities Act of 1933, as amended, (ii) such securities may be sold pursuant to Rule 144(k), or (iii) the Company has received an opinion of counsel satisfactory to it that such transfer may lawfully be made without registration under the Securities Act of 1933 or qualification under applicable state securities laws.”

5.             Counterparts; Faxes.  This Amendment may be executed in two or more counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument.  This Amendment may also be executed via facsimile, which shall be deemed an original.

6.             Applicable Law.  This Amendment shall be governed by, and construed in accordance with, the laws of the State of Delaware without regard to principles of conflicts of laws.

*   *   *   *   *

IN WITNESS WHEREOF, the parties hereto have executed this Amendment as of the date first above written.

THE COMPANY:

ARTISOFT, INC.

By:	/s/ Duncan G. Perry
Name: Duncan G. Perry
Title: Chief Financial Officer

THE INVESTORS:

SPECIAL SITUATIONS FUND III, L.P.

By:	/s/ Austin Marxe
Name: Austin Marxe
Title: General Partner

SPECIAL SITUATIONS CAYMAN FUND, L.P.

By:	/s/ Austin Marxe
Name: Austin Marxe
Title: General Partner

SPECIAL SITUATIONS PRIVATE EQUITY FUND, L.P.

By:	/s/ Austin Marxe
Name: Austin Marxe
Title: General Partner

SPECIAL SITUATIONS TECHNOLOGY FUND II, L.P.

By:	/s/ Austin Marxe
Name: Austin Marxe
Title: General Partner

SPECIAL SITUATIONS TECHNOLOGY FUND, L.P.

By:	/s/ Austin Marxe
Name: Austin Marxe
Title: General Partner

ANNEX A

SCHEDULE I

Investors

Investor	Pro Rata Portion of Liquidated Damages	Shares	Shares of Common Stock Subject to Warrant

Special Situations Fund III, L.P.	$154,712.24	44,842	44,842

Special Situations Cayman Fund, L.P.	$51,575.74	14,952	14,952

Special Situations Private Equity Fund, L.P.	$51,575.74	14,952	14,952

Special Situations Technology Fund II, L.P.	$22,698.84	6,576	6,576

Special Situations Technology Fund, L.P.	$4,443.14	1,288	1,288

Total	$285,005.70	82,610	82,610